KRANE SHARES TRUST

KFA Dynamic Fixed Income ETF

(the “Fund”)

Supplement dated January 5, 2021 to the currently effective Summary Prospectus and

Statutory Prospectus as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”) and should be read in conjunction with the Prospectus.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective March 6, 2021, the 80% policy relating to investments suggested by the name of KFA Dynamic Fixed Income ETF will be changed to the following:

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the FTSE US High-Yield Treasury Rotation Index, to-be-announced transactions representing such components, and investment companies that seek to track the performance of a subset of the FTSE US High-Yield Treasury Rotation Index or of an index that is correlated to one of the three sub-indexes, or instruments that have economic characteristics similar to securities included in the FTSE US High-Yield Treasury Rotation Index.

As of that date, the first sentence of the first paragraph of the “Principal Investment Strategies” section of the Fund’s Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index, to-be-announced transactions representing such components, and investment companies that seek to track the performance of a subset of the Underlying Index or of an index that is correlated to one of the three sub-indexes, or instruments that have economic characteristics similar to securities included in the Underlying Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.